                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): April 23, 2007
                                                          --------------


                            THE X-CHANGE CORPORATION
                            ------------------------
             (Exact name of registrant as specified in its charter)



         Nevada                       002-41703                  90-0156146
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission File          (I.R.S. Employer
       of incorporation)                Number)             Identification No.)



                     710 Century Parkway, Allen, Texas 75013
                     ---------------------------------------
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (972) 747-0051
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On April 23, 2007, the Board of Directors of The X-Change Corporation, a Nevada corporation (the "Company") appointed Karey Daniels as its Chief Financial Officer, effective immediately, and has accepted the resignation of Scott Thompson as Chief Financial Officer and Director. Mr. Thompson's resignation was not related to any disagreement with the Company on any matter relating to the Company's operations, policies or practices. Ms. Daniels has served as VP of Finance and Controller of X-Change's wholly-owned subsidiary, AirGATE Technologies, Inc., since December 2006.

         Ms. Daniels has 17 years financial management experience. Prior to joining the management team of X-Change and AirGATE, in 2006, Ms. Daniels served as VP of Finance at TRIO Industries, a building materials and alternative bio-energy start-up. In 2005, she served as VP of Finance at Fibromyalgia and Fatigue Center, Inc., a medical company specializing in the treatment of Chronic Fatigue Syndrome and Fibromyalgia. From 2003 to 2004, Ms. Daniels served as Director of Finance & Administration at Active Organics, Inc., a manufacturing, packaging and distribution company for the cosmetic industry. From 2002 to 2003, Ms. Daniels served as business unit Controller for Fleming Companies' Retail business.

         Ms. Daniels served several financial roles at Texas Instruments over 11 years. She served as Controller for the Americas Business Unit for Texas Instruments' Calculators and Educational Technology Division. Her other roles at Texas Instruments included Financial Planning Analyst for TI Corporate, the Software Division and the Special Programs Defense Division. Ms. Daniels received her MBA from Southern Methodist University and her BBA from Stephen F. Austin State University.

         A copy of the press release is filed herewith as Exhibit 99.1

ITEM 7.01.  REGULATION FD DISCLOSURE.

         A copy of the press release announcing the promotion of Karey Daniels to Chief Financial Officer is attached as Exhibit 99.1 and is hereby incorporated by reference to this Item 7.01.

         The information in the press release is being furnished pursuant to
Item 7.01 of Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information in the press release shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, as amended.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.
-----------

99.1 Press Release, dated April 23, 2007, announcing the promotion of Karey Daniels to Chief Financial Officer

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  April 23, 2007

                                      THE X-CHANGE CORPORATION


                                      By:  /s/  Michael L. Sheriff
                                           -------------------------------------
                                           Michael L. Sheriff
                                           President and Chief Executive Officer





                                       3